UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 17, 2010
                -------------------------------------------------
                Date of Report (Date of earliest event reported):


                         ACCELR8 TECHNOLOGY CORPORATION
                ------------------------------------------------
               (Exact name of registrant as specified in charter)


         Colorado                        0-11485                84-1072256
         --------                        -------                ----------
State or other jurisdiction          (Commission File          (IRS Employer
    of incorporation)                    Number)            Identification No.)

              7000 North Broadway, Building 3-307, Denver, CO 80221
            --------------------------------------------------------
                    (Address of principal executive offices)

                                 (303) 863-8808
             ------------------------------------------------------
                         Registrant's telephone number,
                              including area code:

                                 Not Applicable.
                                 ---------------
                   (Former name or former address, if changed
                              since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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            Effective March 17, 2008, Accelr8 Technology Corporation held a closing on the sale (the "Offering") to accredited investors of an aggregate of 421,433 shares of the Company's no par value Common Stock sold at $0.70 per share (the "Common Stock") and warrants to purchase 421,433 shares of Common Stock at a purchase price of $1.00 per share that expire three years from the date of issuance (the "Warrants")(the "Common Stock and the Warrants are referred to herein as the "Securities").

            The Warrants have customary weighted-average anti-dilution rights with respect to any subsequent issuance of common stock or common stock equivalents at a price less than $1.00 per share (subject to adjustment), and otherwise in connection with forward or reverse stock splits, stock dividends, recapitalizations, and the like. The anti-dilution provisions are not applicable to employee stock options and shares issued in connection with certain mergers and acquisitions. The Company received $295,000 in gross proceeds from the sale of the Securities.

             Janco Partners, Inc. served as the placement agent for the Offering. The Company paid Janco Partners, Inc. commissions and expenses of $15,000 realizing $280,000 in net cash proceeds. In connection with the closing, the Company issued 10,715 warrants to Janco Partners, Inc. ("Placement Agent Warrants"), as additional compensation. The Placement Agent Warrants are three year warrants that are exercisable at a price of $1.00 per share. The Placement Agent Warrants, and the shares of Common Stock issuable upon exercise of the Placement Agent Warrants shall have registration, anti-dilution and other rights identical to the Warrants and Shares issued in the Offering.

            Investors in the units have "piggyback" registration rights with respect to the resale of the shares of Common Stock, as well as the shares issuable upon exercise of the Warrants.

            The Securities were offered and sold in reliance upon Rule 506 promulgated under Section 4(2) of the Securities Act of 1933, as amended. The Securities sold in the Offering have not been registered under the Securities Act or state securities laws and may not be offered or sold absent registration with the SEC or an applicable exemption from the registration requirements. The Form of Stock Purchase Agreement and Form of Warrant used in the Offering are attached hereto as Exhibits 10.1 and 10.2, respectively.

Item 9.01 Financial Statements and Exhibits.

         The following is a complete list of Exhibits filed as part of this Current Report on Form 8-K. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

           Exhibit No.                      Description
           -----------                      -----------

               10.1                         Stock Purchase Agreement
               10.2                         Form of Warrant

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  March 23, 2010               ACCELR8 TECHNOLOGY CORPORATION


                                    By:/s/  Thomas V. Geimer
                                       ---------------------------------------
                                       Thomas V. Geimer, Chief Executive Officer